SWINGPLANE VENTURES, INC.

Swingplane Ventures, Inc. (SWVI) President’s Update

Santiago, Chile, May 30, 2013 – Swingplane Ventures, Inc. (OTC-BB: SWVI) (the “Company” or “Swingplane”) brings you a message from the Company’s President who wishes to update the Company’s status in regard to the Algarrobo mining project (the “Property”) http://swingplaneventuresinc.com/projects/algarrobo-property-project, and corporate matters.

CURRENT STATUS

The last months since my appointment as President have been both an exciting and difficult time for the Company. We received positive information came from our consulting geologist and the current property owner in regard to the status and opportunities to explore and exploit the Algarrobo property.    As you are all aware, the contract with the Optionors and Mid Americas Corp., the Company’s now wholly owned subsidiary, had substantive payment requirements under the Option Agreement to be met in a relatively short time.    The volatility of the stock did not help with fund raising and the Company has had difficulty in getting the required reports on a timely enough basis to be able to meet the cash commitments of the Option Agreement.   As a result, as disclosed in our recent filings, the Optionors served a default notice on the Company on May 13, 2013, in the middle of the Company negotiating with potential funders.   Again not a positive step forward.   The notice of default allows for 30 days to cure.  This cure was simply not possible as it required funding of approximately $8.6 million in trust. However, during that time the Company was able to get expressions of interest from debt funders, equity funders and joint venture partners. Due to the short time frame and the required data reports for the debt funding, the Company found itself with no time or funds to be able to get a reserve report and a plan of mining operations to present and thus has had to look to potential joint venture offers.     The Company received two offers for potential joint ventures. Both of the offers required that the Option Agreement be renegotiated and both required a site visit.

On May 23, 2013, I took a group to Chile to meet with the Optionors, which included myself, legal counsel and a longtime associate of the Optionors.   This was my first visit to the Property and to Chile.   While there I had the opportunity to meet with our Chilean legal counsel to get more familiar with the legal issues that we must be aware of doing business in Chile and the issues of property tax payments, titles.  I also met with Suelo Firme, a firm that had visited the property to review its potential during April, 2013 in regard to putting a plan of operation together for a small production operation.    Meetings were held with Amec to review their pending report on the Property and to find out what additional information is required to finish and present the report.  Finally, our group travelled to Caldera to meet with the Optionors and enter into discussions as to how to best address our problems and work together productively to get the project back on track.    During that time I travelled the Property extensively with the Optionors and had a good firsthand view of what makes the Property as exciting an opportunity as we had envisioned.     On this trip we obtained a large amount of information that we are still processing internally.  The good news is however, that the Company was able to negotiate an extension on the notice of default to give potential joint venture partners time to visit the Property and present their offers to fund and develop the Property in conjunction with us and the Optionors. The Optionors have presented an agreement whereby the Company has the rights to renegotiate the Option Agreement and we will initially bring potential joint venture partners and funders on June 7th, for as much time as necessary. This is done with a view to a renegotiation of new terms, if the joint venture consultants find the Property has the merit that we believe it has.   Further, the Optionors have granted the extension of default to July 1, 2013 to allow time to undertake a new plan, subject to the Company paying approximately $55,000 for the 2013 taxes by June 15, 2013.

The Company will arrange for the funds for the taxes to be in trust with their Chilean legal counsel this week. The Company must now aggressively seek additional funding for operations and intends to explore all opportunities, including debt or equity financing, loans against pending production, and any other opportunities that may arise, on the assumption that the Company will be able to renegotiate and bring in a developing joint venture partner.  Any funds raised will be in trust subject to being able to conclude a new agreement with the Optionors.

I am very pleased to have been able to work with the Optionors in this mutually beneficial manner and I hope to have a new agreement during our next trip, which will ensure the Company maintains an interest in the Property and has an opportunity to build value for its stockholders, both past and future.   The Property is a vast property with many different areas available for exploration and exploitation and we believe it presents a good opportunity to any potential partner or funder.

I wish to thank those shareholders that have contacted me with words of encouragement and support and I promise to do everything in my power to get this project underway for the Company.  I did not have the opportunity on this trip, to meet with our other director, Mr. Lindorfer due to a death in his family but I expect to meet with him on the next visit and to be speaking with him as he returns to Chile at the beginning of next week.

Further updates will be provided as information becomes available.

Carlos De la Torre
President and Director

For more information please visit our web site at:
www.swingplaneventuresinc.com

Or contact:
Investor relations: 1-800-253-1692

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS “"FORWARD-LOOKING STATEMENTS”", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE"”, "””ANTICIPATE”", “"BELIEVE"”, “"PLAN"” OR "“EXPECT"” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE INCLUDE STATEMENTS RELATING TO THE COMPANY’'S PLANS TO ENTER INTO A MINING OPTION AGREEMENT WITHIN THE NEXT FORTY-FIVE DAYS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY’S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K AND FORM 10-Q, RESPECTIVELY, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY’'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'’S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY’S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

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